Exhibit 10.4

Lock-Up Agreement

April ___, 2014

Kitara Media Corp.
525 Washington Blvd., Suite 2620
Jersey City, New Jersey 07310

Craig-Hallum Capital Group LLC
222 South Ninth Street, Suite 350
Minneapolis, Minnesota 55402

The Purchasers identified on the signature pages
of the Purchase Agreement

Ladies and Gentlemen:

In connection with the Securities Purchase Agreement (the “Purchase Agreement”), dated April __, 2014, by and among Kitara Media Corp. (“Company”) and each purchaser identified on the signature pages thereto (the “Purchasers”), to induce the parties to consummate the transactions contemplated by the Purchase Agreement, the undersigned agrees to, neither directly nor indirectly, during the “Restricted Period” (as hereinafter defined):

(1)
sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any shares of Common Stock (as defined in the Purchase Agreement) owned or acquired by the undersigned on or prior to the Closing Date (the “Restricted Securities”), or

(2)
enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise.

As used herein, “Restricted Period” means the period commencing on the date hereof (as defined in the Purchase Agreement) and ending nine months after the Closing Date (as defined in the Purchase Agreement).

Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned’s lifetime or on the undersigned’s death, by gift, will or intestate succession, or by judicial decree, to the undersigned’s “family members” (as defined below) or to trusts, family limited partnerships and similar entities primarily for the benefit of the undersigned or the undersigned’s “family members”; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement.  For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that in each and any such event it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up Agreement.

In addition, the foregoing restrictions shall not apply to (i) the exercise, vesting or conversion of awards granted pursuant to the Company’s equity incentive plans (including any disposition to satisfy tax withholding obligations arising from such exercise, vesting or conversion); provided that it shall apply to any of the undersigned’s securities issued upon such exercise, vesting or conversion that are not disposed of to satisfy tax withholding obligations, (ii) the establishment or amendment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended; provided that no sales of the undersigned’s securities shall be made pursuant to such a Plan prior to the expiration of the Restricted Period (as such may have been extended pursuant to the provisions hereof), and such an established or amended Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Restricted Period (as such may have been extended pursuant to the provisions hereof) or (iii) underwritten secondary offerings in which the Purchasers and the undersigned are both entitled to participate.

The undersigned hereby authorizes the Company’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s successors and permitted assigns, and is executed as an instrument governed by the law of New York.

SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

   Signature

Name (Print)

Address:

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